UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2024

The Boston Beer Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-14092	04-3284048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Design Center Place Suite 850
Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 368-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock. $0.01 par value	SAM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s “Named Executive Officers” or “NEOs” for its fiscal year ended December 30, 2023 (“Fiscal Year 2023”) were President and Chief Executive Officer David A. Burwick, Treasurer and Chief Financial Officer Diego Reynoso, Chief Accounting Officer and Vice President of Finance Matthew D. Murphy, and our next three most-highly compensated Executive Officers, namely Chief Supply Chain Officer Philip A. Hodges, Chief Sales Officer John C. Geist, and Chief Marketing Officer Lesya Lysyj. Additionally, pursuant to 17 CFR § 229.402, former Treasurer and Chief Financial Officer Frank H. Smalla is included herein as an NEO for Fiscal Year 2023, to the extent applicable. Mr. Smalla stepped down from his position as Treasurer and Chief Financial Officer effective as of March 6, 2023, remaining with the Company in an advisory role through April 14, 2023.

Mr. Murphy served as the Company’s interim Chief Financial Officer from March 7, 2023 until September 4, 2023. Mr. Geist retired from his position of Chief Sales Officer effective December 31, 2023, and remains with the Company as a Senior Sales Advisor. He is not considered an Executive Officer in this advisory role.

Fiscal Year 2023 NEO Cash Bonuses

Bonuses payable to our Executive Officers, including NEOs, are primarily based on Company performance against certain “Company Goals” in accordance with a “Bonus Scale,” all as approved by the Compensation Committee of the Company’s Board of Directors. In recent years, the Company Goals have consisted of pre-established depletions growth, Earnings Before Interest & Tax (“EBIT”), and resource efficiency (focused operating expense cost savings) targets.

As reported in a Form 8-K filed by the Company on February 10, 2023, at its meeting on February 6, 2023, the Compensation Committee approved: (1) company-wide goals for Fiscal Year 2023 (the “2023 Company Goals”); (2) the 2023 bonus target for each Executive Officer, as a percentage of their base salary (“2023 Bonus Target”); and (3) a bonus funding scale ranging from 0% to 250% (the “2023 Bonus Scale”) for determining bonus payouts as a percentage of each Executive Officer’s respective 2023 Bonus Target, based on the Committee’s determination of the Company’s ultimate achievement of the 2023 Company Goals.

The target parameters of the 2023 Company Goals were based on the Company’s 2023 Financial Plan. The 2023 Company Goals consisted of achieving: (1) certain depletions targets over 2022 (“2023 Depletions Growth”), which were weighted as 50% of the goals; (2) certain EBIT targets, which were weighted as 30% of the goals; and (3) the generation of certain resource efficiency targets, which were weighted as 20% of the goals.

The 2023 Bonus Target approved on February 6, 2023 for each NEO was as follows:

•
Mr. Burwick: 120% of base salary, a 20% increase from his 2022 Bonus Target;
•
Mr. Smalla: 75% of base salary, no change from 2022;
•
Mr. Murphy: 40% of base salary, no change from 2022;
•
Mr. Geist: 75% of base salary, no change from 2022; and
•
Ms. Lysyj: 60% of base salary, no change from 2022.

In other words, for example, if the Company achieved 100% on the 2023 Bonus Scale, Mr. Burwick would be eligible for a cash bonus of 120% of his base salary, subject to adjustment by the Compensation Committee as described in more detail below.

Mr. Murphy’s 2023 Bonus Target was increased to 50% of his base salary in connection with his appointment as Interim Chief Financial Officer. The increase was approved by the Compensation Committee on May 3, 2023 and disclosed in a Form 8-K dated May 16, 2023. As approved, the increase was to be applied to full Fiscal Year 2023 and not prorated.

Mr. Hodges’ 2023 Bonus Target was set at 60% of his base salary in his May 16, 2023 Offer Letter, which was approved by the Compensation Committee on May 18, 2023 and attached as Exhibit 10.1 to a Form 8-K filed by the Company on May 22, 2023.

Mr. Reynoso’s 2023 Bonus Target was set at 60% of his base salary in his July 21, 2023 Offer Letter, which was approved by the Compensation Committee on June 23, 2023 and attached as Exhibit 10.1 to a Form 8-K filed by the Company on July 24, 2023.

As further reported in the February 10, 2023 Form 8-K, the bonus of each Executive Officer for Fiscal Year 2023 was to be determined by the Compensation Committee before March 1, 2024, based on the three-step process outlined below. This process was finalized by the Committee at its February 16, 2024 meeting.

First, the Committee confirmed and ratified the Company’s achievement of the 2023 Company Goals against the 2023 Bonus Scale (the “2023 Achievement”). At its meeting on February 16, 2024, the Compensation Committee reviewed the Company’s performance against the 2023 Bonus Scale and determined that the Company achieved 95% on the 2023 Bonus Scale.

Second, the Committee established an aggregate bonus pool for the Company’s Executive Officers, including the NEOs, by applying the 2023 Achievement against each Officer’s 2023 Bonus Target.

Third, the Compensation Committee considered whether to adjust each Executive Officer’s final 2023 bonus payout based on the Committee’s assessment of each Executive Officer’s overall job performance, key competencies, and the achievement of relevant objectives and key results in 2023. The Committee had retained the discretion to increase or decrease an Officer’s bonus payout by up to 10% from the baseline target bonus, if the Officer was deemed to have performed “successfully” in 2023, and by up to 30% if the Officer was deemed to have performed “exceptionally.” The Committee had also retained the discretion to decrease an Officer’s 2023 bonus payout to as low as $0 if the Officer was deemed to have performed “unsatisfactorily.”

Utilizing its discretion as outlined in step three above, the Committee accordingly approved 2023 bonuses for our Executive Officers, including the following bonuses for our Named Executive Officers: $1,032,605 to Mr. Burwick; $111,000 for Mr. Reynoso; $189,850 for Mr. Murphy; $214,500 for Mr. Hodges; $432,000 for Mr. Geist; and $332,500 for Ms. Lysyj. These bonuses are scheduled to be paid on March 6, 2024. Mr. Smalla was not eligible for a 2023 bonus.

2024 NEO Base Salaries

At its meeting on February 16, 2024, the Compensation Committee alsoapproved 2024 base salaries for our Named Executive Officers of:

•
$860,503 for Mr. Burwick, no change from his 2023 base salary;
•
$624,000 for Mr. Reynoso, a 4% increase from his 2023 base salary;
•
$393,756 for Mr. Murphy, a 3% increase from his 2023 base salary.
•
$633,450 for Mr. Hodges, a 3% increase from his 2023 base salary; and
•
$545,432 for Ms. Lysyj, a 3% increase from her 2023 base salary.

The salary increases for the NEOs will be effective as of March 4, 2024, the same date that salary increases for other coworkers will take effect. Mr. Burwick opted not to be considered for a base salary increase in 2024.

Mr. Geist’s base salary in his Senior Sales Advisor role is $608,650, unchanged from his 2023 base salary. He is not eligible for a base salary increase in 2024.

2024 Long-Term Equity Awards

At its meeting on February 16, 2024, the Compensation Committee approved, subject to ratification and approval by the full Board of Directors, the award of restricted stock units (“RSUs”) of shares of the Company’s Class A Common Stock to certain of our NEOs, pursuant to the Company’s Employee Equity Incentive Plan. The grants were subsequently ratified and approved by the full Board of Directors on February 16, 2024, and all will be granted and effective on March 1, 2024.

Of the long-term equity awards to be granted to our Executive Officers, 50% will be time-based RSUs and 50% will be performance-based RSUs. The Time-Based RSUs will vest 25% per year over a four-year period, with the first vesting occurring on March 1, 2025, and the last on March 1, 2028, contingent upon continued employment with the Company on the applicable vesting dates.

Vesting of the Performance-Based RSUs will be contingent upon: (1) the Company meeting certain compounded annual growth rate targets for net revenue growth in Fiscal Year 2026 over Fiscal Year 2023 (“CAGR Targets”); and (2) continued employment on the applicable vesting dates. The Compensation Committee will determine, in its sole discretion, whether the Company has met the vesting criteria prior to March 1, 2027. The CAGR Targets will be assessed on a sliding linear scale, whereby the Compensation Committee has discretion to establish the ultimate target achievement on a pro rata basis in between the below performance threshold points:

•
If CAGR is less than 0.5%, none of the target RSU Shares will vest.
•
If CAGR is 0.5%, then 50% of the target RSU Shares will vest on March 1, 2027.
•
If CAGR is 2.5%, then 100% of the target RSU Shares will vest on March 1, 2027.
•
If CAGR is equal to or greater than 4.5%, then 200% of the target RSU Shares will vest on March 1, 2027.

For the sake of examples of the linear sliding scale, if CAGR is 1.5%, the Compensation Committee would have discretion to determine that 75% of the target RSU Shares will vest on March 1, 2027. If CAGR is 3.5%, the Compensation Committee would have discretion to determine that 150% of the target RSU Shares will vest on March 1, 2027. The scale is capped at 200%.

The value of the RSU awards to be granted on March 1, 2024 are as follows:

NEO	Time-Based RSUs	Performance-Based RSUs
Mr. Reynoso	$400,000	$400,000
Mr. Murphy	$125,000	$125,000
Ms. Lysyj	$775,000	$775,000

The total number of target RSUs to be granted will be calculated based on the closing price of the Company’s Class A Common Stock on February 29, 2024, the last business day before the grant date.

Each of these equity awards will include a double-trigger Change in Control clause which provides that the awards shall immediately vest in full in the event that a Change in Control results in the termination of the employment of the recipient without cause or for good reason within 12 months of the Change in Control. For the purposes of these grants, the term “Change in Control” means if Chairman C. James Koch and/or members of his family cease to control a majority of the Company’s Class B Stock.

Mr. Burwick opted not to be considered for long-term equity awards in 2024.

Under the terms of his offer letter, Mr. Hodges is not currently eligible to receive additional equity awards from the Company due to the one-time special long-term equity awards granted to him in connection with his recruitment and hiring in 2023.

While Mr. Geist remains employed by the Company in a Senior Sales Advisor role, the Company does not currently expect to grant long-term equity awards to him in 2024.

Retirement Provision

At its meeting on February 16, 2024, at the recommendation of the Compensation Committee, the Board of Directors approved the inclusion of a new “retirement provision” in all equity awards granted by the Company on or after February 16, 2024. This new provision will not affect awards granted prior to that date. Under the new provision, equity awards granted to Company coworkers, including Executive Officers, will be eligible to continue to vest post-retirement if the coworker: (1) is age 60 or older as of their last day of employment (their “Retirement Date”); (2) has had 15 years or more of service with the Company as of their Retirement Date; (3) provides at least six months’ notice prior to their Retirement

Date; and (4) reaffirms, in writing prior to their Retirement Date, that they will continue to comply with the surviving provisions of their employment agreement, including any applicable non-competition provisions, following their Retirement Date.

If a retiring coworker meets all the above criteria, all equity awards granted after February 16, 2024 will continue to vest upon their original schedules and criteria. In other words, those equity awards will not automatically expire upon termination of employment: (1) time-based awards will continue to vest post-retirement according to the same schedule outlined in the original grant agreement; and (2) performance-based awards will continue to vest post-retirement according to the same schedule and subject to the same performance-based vesting criteria outlined in the original grant agreement.

Fiscal Year 2024 Cash Bonus Opportunities

At its meeting on February 16, 2024, the Compensation Committee also approved: (1) company-wide goals for the fiscal year ending December 28, 2024 (the “2024 Company Goals”); (2) the 2024 bonus target for the Company’s Executive Officers, including certain NEOs, as a percentage of their base salary (the “2024 Bonus Target ”); and (3) a bonus funding scale ranging from 0% to 250% (the “2024 Bonus Scale”) for determining bonus payouts as a percentage of each Executive Officer’s respective 2024 Bonus Target, based on the Committee’s determination of the Company’s achievement of the 2024 Company Goals.

The 2024 Company Goals consist of achieving: (1) certain depletions targets over 2023, which are weighted as 50% of the goals; (2) certain EBIT targets, which are weighted as 30% of the goals; and (3) certain focused cost savings targets, which are weighted as 20% of the goals. The third measure was renamed “cost savings” from “resource efficiencies” for the sake of clarity; the underlying metrics for that measure were not changed.

Approved 2024 NEO Bonus Targets are as follows:

•
Mr. Burwick: 120% of base salary, no change from his 2023 Bonus Target;
•
Mr. Reynoso: 65% of base salary, a 5% increase from his 2023 Bonus Target;
•
Mr. Murphy: 50% of base salary, no change from his 2023 Bonus Target.
•
Mr. Hodges: 60% of base salary, no change from his 2023 Bonus Target;
•
Mr. Geist: 50% of base salary, a 15% reduction from his 2023 Bonus Target; and
•
Ms. Lysyj: 65% of base salary, a 5% increase from her 2023 Bonus Target.

The Bonus Targets that were set for other Company Executive Officers range between 50% and 100% of their respective base salaries, with payout levels to be calculated in accordance with the 2024 Bonus Scale.

With one exception noted below, to be eligible for a bonus payment, Executive Officers and other coworkers generally must remain employed by the Company on the last business day of the year. Under the terms of his Senior Sales Advisor role, Mr. Geist will be eligible for a bonus if he remains employed by the Company beyond June 30, 2024.

The 2024 bonus payout of each NEO will be determined by the Compensation Committee before March 1, 2025, using the same three-step process that was used to determine prior year bonuses.

Approval of the Class B Stockholder

The above equity grants and cash bonus opportunities were approved by the sole holder of the Company’s Class B Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boston Beer Beer Company, Inc.

Date:	February 22, 2024	By:	/s/ David A. Burwick
Name: David A. Burwick Title: President & Chief Executive Officer